UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2005

KRONOS INCORPORATED

(Exact name of registrant as specified in its charter)

0-20109

(Commission file number)

Massachusetts	04-2640942
(State or other jurisdiction of	(I.R.S. Employer
incorporation)	Identification Number)

297 Billerica Road

Chelmsford, MA 01824

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (978) 250-9800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

At a meeting of the compensation committee of the board of directors of Kronos Incorporated held on November 15, 2005, the compensation committee authorized the payment of annual bonus awards to Kronos’ executive officers in accordance with the fiscal 2005 management incentive plan that was previously approved by the compensation committee.

Bonus awards are determined by the compensation committee, in its discretion, and are awarded based on a number of factors, including the achievement of company performance goals. Bonuses awarded for fiscal 2005 were based primarily on the achievement by Kronos of pre-tax income performance goals relative to its financial plan for fiscal year 2005. In determining the fiscal 2005 bonus awards, the compensation committee also considered other factors, including Kronos' improved product offerings and market position. Based on the foregoing, the fiscal 2005 bonus award for each named executive officer is equal to 57.14% of such officer's base salary for fiscal year 2005. The following table sets forth the bonus awards for the fiscal year ended September 30, 2005 with respect to each of Kronos’ “named executive officers” (as defined in Regulation S-K item 402(a)(3).

Named Executive Officer	2005 Bonus Award
Mark S. Ain *	$285,700

Executive Chairman of the Board of Directors

Aron J. Ain *	$180,000

Chief Executive Officer

Paul A. Lacy *	$180,000

President and Chief Financial Officer

Peter C. George *	$157,725

Senior Vice President, Engineering and

Chief Technology Officer

James J. Kizielewicz *	$157,725

Senior Vice President, Corporate Strategy

* During fiscal year 2005, Mark S. Ain served as Chairman and Chief Executive Officer, Aron J. Ain served as Executive Vice President and Chief Operating Officer, Paul A. Lacy served as Executive Vice President, Chief Financial and Administrative Officer, Peter C. George served as Vice President, Engineering and Chief Technology Officer, and James J. Kizielewicz served as Vice President, Corporate Strategy. Each of Messrs. Mark Ain, Aron Ain, Lacy, George and Kizielewicz was appointed to his current position effective October 31, 2005.

Also on November 15, 2005, the compensation committee approved the base salaries for executive officers of Kronos for fiscal year 2006. The following table sets forth the annual base salary for each of Kronos’ named executive officers for the fiscal year ending September 30, 2006.

Named Executive Officer	2006 Base Salary
Mark S. Ain	$425,000

Executive Chairman of the Board of Directors

Aron J. Ain	$480,000

Chief Executive Officer

Paul A. Lacy	$440,000

President and Chief Financial Officer

Peter C. George	$300,000

Senior Vice President, Engineering and

Chief Technology Officer

James J. Kizielewicz	$287,000

Senior Vice President, Corporate Strategy

In addition, at the November 15, 2005 meeting, the compensation committee approved the fiscal 2006 management incentive plan for executive officers of Kronos.

Although each executive officer of Kronos is eligible to receive an award under the fiscal 2006 management incentive plan, the granting of awards under the plan is solely at the discretion of the compensation committee of Kronos’ board of directors. The purpose of the plan is to reward executive officers for the achievement of certain financial and other goals by Kronos during fiscal year 2006. In approving the fiscal 2006 management incentive plan, the compensation committee set guidelines for bonus awards based upon achievement of financial goals, including the level of Kronos’ pre-tax income during fiscal year 2006. In making bonus awards, the compensation committee also may consider other tangible and intangible factors which may include achievement of corporate performance goals. The target bonus amount for each executive officer under the plan has been established as 40% of such officer’s fiscal 2006 base salary, which corresponds to achievement by Kronos of 100% of its pre-tax income as set forth in its financial plan for fiscal year 2006. The bonus payable to each executive officer under the fiscal 2006 management incentive plan ranges from 20% to 80% of such officer’s fiscal 2006 base salary and will be determined based on, among other things, the achievement by Kronos of the level of pre-tax income established in its financial plan for fiscal year 2006.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 16, 2005, Kronos announced that, at a meeting of its board of directors held on November 15, 2005, the board elected Aron J. Ain, the Chief Executive Officer of Kronos, as a class III director. A copy of the press release regarding Mr. Ain’s election as a director is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Mr. Ain is the brother of Mark S. Ain, the Executive Chairman of the board of directors and the former Chief Executive Officer and Chairman of the Board of Kronos. Mr. Ain’s nephew, Joshua Ain, works as a software engineer for the company and received annual compensation of $61,584 in fiscal 2005. Mr. Ain’s brother-in-law, Jack Rich, is also employed by the company as a senior member of the technical staff and received annual compensation of $219,602.

On October 5, 2000, Kronos entered into a retention agreement with Mr. Ain. The retention agreement generally provides that, if within 12 months following a change in control of Kronos, Mr. Ain’s employment is terminated for reasons other than for cause (as defined in the retention agreement) or by Mr. Ain for good reason (as defined in the retention agreement), Mr. Ain will receive a cash payment equal to three times the sum of his highest base salary and highest bonus received in any year for the five-year period prior to such change in control. Mr. Ain has the option to receive this cash payment in one lump sum or in 36 equal monthly installments, with an annual interest rate on the unpaid principal balance equal to the minimum applicable federal rate in effect on the date of termination. The retention agreement also provides that Kronos will continue to provide benefits to Mr. Ain for a period of one year after the date of his termination.

In connection with Mr. Ain’s election as a director, the board of directors reconstituted the board, which is classified into three classes pursuant to Kronos’ restated articles of organization and amended and restated by-laws, as follows:

	Class Membership	Class Membership
Name	Prior to November 15, 2005	As of November 15, 2005
Aron J. Ain	N/A	Class III
Mark S. Ain	Class II	Class II
W. Patrick Decker	Class II	Class I
Richard J. Dumler	Class III	Class III
David B. Kiser	Class II	Class II
Lawrence J. Portner	Class I	Class I
Samuel Rubinovitz	Class III	Class III
Bruce J. Ryan	Class I	Class I

The current class I, class II and class III directors are serving until the annual meeting of Kronos stockholders that will be held in 2008, 2006 and 2007, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release issued by Kronos Incorporated on November 16, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS INCORPORATED

Date: November 21, 2005	By: /s/ Paul A. Lacy__________

Paul A. Lacy

President and Chief Financial Officer

(Duly Authorized Officer and Principal

Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Kronos Incorporated on November 16, 2005